Other liabilities and provisions	9 Months Ended
Sep. 30, 2023
Other liabilities and provisions
Other liabilities and provisions

12. Other liabilities and provisions

During the nine months ended September 30, 2023, the decrease of EUR 9,422k in other liabilities was primarily due to lower accruals for outstanding invoices.

As of September 30, 2023 the contract terminations provisions of EUR 61,320k which are reflecting amounts which the Company expects to pay out to settle its obligations under certain CMO contracts which it has terminated, were reclassed from Provisions (non-current) into Provisions (current) due to an expected maturity within one year. In addition, during the nine months ended September 30, 2023, the decrease of EUR 1,922k in Provisions (current) was primarily due to a consumption of the CRO provision for onerous losses.